Exhibit 99.1
INDEPENDENT BANK CORP. STOCK OPTION AGREEMENT
FOR CHIEF EXECUTIVE OFFICER
Notification and Acceptance of Stock Option
     The Independent Bank Corp. 2005 Employee Stock Plan (the “Plan”) permits the granting of Stock Options to employees of Independent Bank Corp. (the “Company”) and its subsidiaries who are expected to contribute to the Company’s future growth.
     The Company greatly appreciates your ongoing efforts, and believes that you will contribute to the Company’s future success. The Company is therefore extremely pleased to grant you the following Stock Option:

Effective Date of Stock Option Agreement	December 15, 2005
Employee Name And Residential Address:	{NAME AND ADDRESS}

Number of shares of common stock that may be purchased under this Stock Option:	{insert #} shares of the Company’s common stock, unless adjusted in accordance with the Option Agreement

Type of Stock Option	Non-Qualified Stock Option

Purchase Price	{insert $} per share

Term	{insert #} years from date of grant, unless earlier terminated in accordance with the Option Agreement

Vesting Schedule	{insert vesting schedule}
This Stock Option is subject to the terms and conditions of the Stock Option Agreement set forth below (the “Agreement”). By signing you both accept this Stock Option and acknowledge that you have read, understand, and accept the terms and conditions of the Agreement set forth below.
Signed as a Massachusetts instrument under seal as of the Effective Date:

INDEPENDENT BANK CORP.	EMPLOYEE

{insert name}, Chair	{insert name}
Board of Directors Compensation Committee
Its duly authorized representative

Stock Option Agreement
     The Company agrees to grant to the employee named above (the “Employee”) the right and option (the “Option”) to purchase all or any part of the number of shares of its common stock, $.01 par value (hereinafter called the “Common Stock”) for the price and during the period set forth above, subject to the terms and conditions of the Plan and this Agreement, as follows:
     Section 1. Investment Purpose. The Employee agrees and acknowledges that this Option has been acquired for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.
     The Board of Directors of the Company (the “Board”) may, in its discretion, require as conditions to the right to exercise this Option that (a) a Registration Statement under the Securities Act of 1933, as amended, shall be in effect and current with respect to the shares issuable upon exercise of this Option, or (b) the Employee has given to the Company prior to the purchase of any shares pursuant hereto, assurances satisfactory to it that such shares are being purchased for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, including without limitation, a written agreement of the Employee that the shares will not be transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company gives a written opinion that such transfer is permissible under Federal and State law without registration. Each certificate representing the shares shall be so endorsed.
     Nothing herein contained shall be deemed to require the Company to register, under Federal or any State law, this Option or any shares issued hereunder.
     Section 2. Payment of Purchase Price.
          (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or check to the order of the Company in an amount equal to the purchase price of shares, (ii) by delivery to the Company of shares of Common Stock already owned by the Employee having a fair market value as of the date of exercise equal to the aggregate purchase price of the shares as to which this Option shall be exercised, or (iii) any combination of such methods of payment.
          (b) Valuation of Shares Tendered in Payment of Purchase Price. For purposes hereof, the fair market value of any shares of Common Stock which may be delivered to the Company in exercise of this Option shall be determined in accordance with the terms of the Plan.
          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises this Option by delivery of shares of Common Stock, the certificate or certificates representing the shares of Common Stock to be delivered shall be duly executed for transfer in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock or a written authorization which would result in the issuance of fractional shares of Common Stock will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

          (d) Restrictions on Use of Common Stock. Notwithstanding anything to the contrary contained in this Agreement, no shares of Common Stock may be tendered in payment of the purchase price of shares purchased upon exercise of this Option if the shares so tendered were acquired within six months prior to the date of such tender (for purposes hereof, shares of Common Stock shall be deemed to have been held by an Employee for six months if such shares were issued to such Employee upon exercise of a stock option granted to the Employee by the Company and the period from the date of the grant of the option pursuant to which such shares were acquired until the delivery date of such shares of the Company pursuant hereto is at least six months).
     Section 3. Non-transferability. Notwithstanding anything contained in the Plan to the contrary, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Employee, only by him/her. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.
     Section 4. Termination of Employment.
          (a) Termination For Cause; Resignation Without Good Reason.
               (i) Except as otherwise provided in this Agreement and notwithstanding anything contained in the Plan to the contrary, if the Employee’s employment is terminated by the Company (including any of the Company’s subsidiaries) for Cause, as defined below, or if the Employee resigns from his/her employment for any reason other than for Good Reason, as defined below, the Employee’s rights to exercise this Option in the event his/her employment terminates shall automatically terminate.
               (ii) Termination for “Cause” shall mean the Company’s termination of the Employee’s service with the Company at any time because the Employee has: (A) refused or failed, in any material respect, (other than due to illness, injury or absence authorized by the Company or required by law) to devote his/her full normal working time, skills, knowledge, and abilities to the business of the Company and its subsidiaries and affiliates, and in promotion of their respective interests pursuant to the Employee’s employment agreement; or (B) engaged in (1) activities involving his/her personal profit as a result of his/her dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Employee’s relations with the Company and its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his/her employment; or (D) been convicted of any crime or committed any act abhorrent to the community which reasonably could affect in a materially adverse manner the reputation of the Company or its subsidiaries and affiliates the Company or the Employee’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Employee in the conduct of his/her duties under the Employee’s employment agreement; or (F) evidenced a drug addiction or dependency; or (G) materially breached the Employee’s employment agreement; provided, however, that, in the case of any termination pursuant to clauses (A), (E),(F) or (G) above, the Company shall give the Employee thirty (30) business days’ written notice thereof, an opportunity to cure within such thirty (30) day period, and a reasonable opportunity to be heard by the Board to show just cause for his/her actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Board under the clause(s).
               (iii) Resignation for “Good Reason” shall mean the resignation of the Employee after (A) the Company or its subsidiaries without the express written consent of the Employee, materially breaches any terms of any written employment agreement he/she has with the Company to the substantial detriment of the Employee; or (B) the Board, without Cause (as such term is defined above), substantially changes the Employee’s core duties or removes the Employee’s responsibility for those core duties, so as to effectively cause the Employee to no longer be performing the duties of Chief Executive Officer and President of the Company and its subsidiaries; or (C) the Board, without Cause (as such term is defined above), places another executive above the Employee in the Company or its subsidiaries; or (D) a Change in Control (as such term is defined below) shall have occurred; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Employee shall give the Company thirty (30) business days’ written notice thereof and, during such thirty-day period, an opportunity to cure.
               (iv) The date of termination of employment by the Company for purposes of this section shall be the date that the written notice of termination from the Company to the Employee is deemed to have been received in accordance with the provisions of the Employee’s employment agreement. The date of a resignation by the Employee shall be the later of (i) the date specified in the written notice of resignation from the Employee to the Company or (ii) the date such written notice is deemed to have been received in accordance with the provisions of the Employee’s employment agreement. “Termination Date” as used hereinafter shall refer to the date of termination of employment or the date of resignation as defined herein, as appropriate.
          (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Option, either (A) the Employee’s employment with the Company is terminated by the Company for any reason other than death, disability, retirement (as such term is defined below) or for Cause (as such term is defined above) or (B) the Employee resigns for Good Reason (as such term is defined above) from employment with the Company, all stock options which have been granted to the Employee pursuant to this Agreement shall immediately become fully exercisable and shall remain exercisable for a period of three (3) months after the Termination Date.

          (c) Change of Control.
               (i) If during the term of this Option, any of the events constituting a Change of Control (as such term is defined below), shall be deemed to have occurred, and following such Change of Control, either (A) the Employee’s employment with the Company or any successor by merger or otherwise as a result of the Change of Control, is terminated by the Company for any reason other than for Cause (as such term is defined above) or (B) the Employee resigns for Good Reason (as such term is defined above) from employment with the Company or any successor by merger or otherwise as a result of the Change of Control, all stock options which have been granted to the Employee pursuant to this Agreement shall immediately become fully exercisable and shall remain exercisable for a period of three (3) months after the Termination Date.
               (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s or the Rockland Trust Company’s (“Rockland”) then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company or Rockland); or (B) during any period of two (2) consecutive years following the date hereof, individuals who at the beginning of such period constitute the Board of Directors of the Company (the “Incumbent Directors”) cease, at any time during such two (2) year period, for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the beginning of any such two (2) year period shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (x) a vote of at least a majority of the Incumbent Directors or (y) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or (C) the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or (D) the approval by the Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Company.
                    Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause solely as the result of an acquisition of securities by the Company that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred.
               (iii) In the event any stock option would otherwise become exercisable pursuant to this section and the Change of Control pursuant to which the option would become exercisable is an event described in Section 280G(b)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the “Code”), notwithstanding anything to the contrary contained herein, then in lieu of such exercisability, such option shall be cancelled and the Company shall pay the Employee therefor an amount equal to the excess (if any) of (x) the fair market value (as such term is defined in the Plan) of the shares of Common Stock for which such option is exercisable as of the date of the Change of Control or the date of the Employee’s termination of employment, whichever is greater, over (y) the purchase price of such shares of Common Stock. Any payment hereunder shall be made to Employee in cash no more than thirty (30) days after the termination of his/her employment and shall be subject to any provisions herein or in the Employee’s employment agreement that may concern the reduction of payments to avoid “parachute payments” as defined in Section 280G(b)(2) of the Code. Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any compensation, payment or distribution to or for the benefit of Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the “Severance Payments”), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), then Employee shall be entitled to receive an additional payment ( a “Gross-Up Payment”) such that the net amount retained by Employee, after deduction of any Excise Tax on the Severance Payments, any federal, state, and local income tax, employment tax and Excise Tax upon the payment provided by this subsection, and any interest and/or penalties assessed with respect to such Excise Tax, shall be equal to the Severance Payments.
               (iv) All determinations required to be made under this section, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by the Company’s independent auditors or any nationally recognized accounting firm selected by the Company (the “Accounting Firm”), which shall provide detailed supporting calculations both to the Company and Employee within fifteen (15) business days of the Date of Termination, if applicable, or at such earlier time as is reasonably requested by the Company or Employee. For purposes of determining the amount of the Gross-Up Payment, Employee shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation applicable to individuals for the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rates of individual taxation in the state and locality of Employee’s residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. The initial Gross-Up Payment, if any, as determined pursuant to this section, shall be paid to Employee within five (5) days of the receipt of the Accounting Firm’s determination. If the Accounting Firm determines that no Excise Tax is payable by Employee, the Accounting Firm shall be required to (A) conclude that either (i) there has not occurred a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (as such terms are defined in Section 280G of the Code) or (ii) no portion of the Severance Payments constitutes “parachute payments” (within the meaning of said Section 280G), in either case on the basis of “substantial authority” (within the meaning of Treas. Reg. § 1.6661-3), and (B) provide an opinion to that effect to both the Company and Employee, including the reasons therefore and an opinion that Employee has substantial authority not to report any Excise Tax on his/her federal tax return. Any determination by the Accounting Firm shall be binding upon the Company and Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made should have been made (an “Underpayment”). In the event that the Company exhausts its remedies and Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred, consistent with the calculations required to be made hereunder, and any such Underpayment, and any interest and penalties imposed on the Underpayment and required to be paid by Employee in connection with the proceedings described below shall be promptly paid by the Company to or for the benefit of Employee.
               (v) Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after Employee knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Employee in writing prior to the expiration of such period that it desires to contest such claim, provided that the Company has set aside adequate reserves to cover the Underpayment and any interest and penalties thereon that may accrue, Employee shall: (A) give the Company any information reasonably requested by the Company relating to such claim, (B) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by the Company, (C) cooperate with the Company in good faith in order to effectively contest such claim, and (D) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to such claim and sue for a refund, the Company shall advance the amount of such payment to Employee on an interest-free basis and shall indemnify and hold Employee harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company’s control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.
               (vi) If, after the receipt by Employee of an amount advanced by the Company pursuant to this section Employee becomes entitled to receive any refund with respect to such claim, Employee shall (subject to the Company’s complying with the requirements of this section) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Employee of an amount advanced by the Company pursuant to this section, a determination is made that Employee shall not be entitled to any refund with respect to such claim and the Company does not notify Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
          (d) Retirement or Disability of Employee. In the event that the employment of the Employee shall be terminated on account of retirement at the Employee’s normal retirement date, the Option may be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his/her employment) at any time within three (3) months after such termination, as long as this Option is exercised during the term set forth above. In the event that the employment of the Employee shall be terminated on account of permanent and total disability as such term is defined in Section 22(e)(3) of the Code or any successor thereto, this Option may be exercised at any time within one (1) year after such termination, as long as this Option is exercised during the term set forth above. So long as the Employee shall continue to be an employee of the Company or one or more of its subsidiaries (“employment” for purposes of this Option shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations or if this Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting Company shall be considered for all purposes of this Option to be employment by the Company and its subsidiaries), this Option shall not be affected by any change of duties or position. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate his/her employment at any time.
     Section 5. Death of Employee. If the Employee shall die while he shall be employed by the Company or one or more of its subsidiaries or within three (3) months after the Termination Date, the Option may be exercised by a legatee or legatees of the Employee under his/her last will, or by his/her personal representatives or distributees, at any time after his/her death until the expiration of this Option in accordance with the terms set forth herein, but only to the extent that this Option was exercisable by the Employee at the time of his/her death and had not theretofore been exercised by him/her or expired.
     Section 6. Adjustments. Except as otherwise provided herein, if all or any portion of the Option shall be exercised subsequent to any Common Stock split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, sale of all or substantially all of the assets of the Company, or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth above) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all such stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, sale of asset transactions, or exchanges of shares, separations, reorganizations, or liquidations, provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued; and provided further, that in accordance with the provisions of subsection (a) of Section 424 of the Code a new option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such subsection (a) is applicable. Upon the dissolution or liquidation of the Company other than in connection with a transaction to which such subsection (a) is applicable, the Option granted hereunder shall terminate and become null and void, but the Employee shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.
     Section 7. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at 288 Union Street, Rockland, Massachusetts 02370. Such notice shall state the election to exercise the Option and the number of shares in respect to which it is being exercised, and shall be signed by the person or persons so exercising the Option. At that time, this Agreement shall be turned in to the Company for action by the Company to reduce the number of shares to which it applies. Such notice shall either: (a) be accompanied by payment of the full purchase price of such shares, in which event the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received or (b) fix a date (which shall be a business day not less than five nor more than ten business days from the date such notice shall be received by the Company) for the payment of the full purchase price of such shares against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made in the manner provided above. The certificate or certificates for the shares as to which Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option, (or, if the Option shall be exercised by the Employee and if the Employee and another person jointly, with the right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to this Agreement, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.
     Section 8. General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereof.
     Section 9. Withholding. The Company shall deduct from payments of any kind otherwise due to the Employee any Federal, State or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of the Option. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Employee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of this Option or (b) by delivering to the Company shares of Common Stock already owned by the Employee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined in accordance with the terms of the Plan as of the day immediately preceding the date that the amount of tax to be withheld is to be determined. The Employee who has made an election pursuant to this section may only satisfy his/her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, in the case of a Reporting Person (as such term is defined in the Plan), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).
     Section 10. Subsidiary. As used herein, the term “subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” of the Company, as the term is defined in Section 424 of the Code.
     Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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